                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                          Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Argo Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                               Argo Bancorp, Inc.
                              7600 West 63rd Street
                             Summit, Illinois 60501
                                 (708) 496-6010


                                                                   June 26, 1998

Dear Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of Argo Bancorp, Inc. (the "Company"), the holding company for Argo Federal Savings Bank, FSB (the "Savings Bank"), Summit, Illinois, and On-Line Financial Services, Inc. ("On-Line"), Oak Brook, Illinois, which will be held on July 15, 1998, at 3:00 p.m., at 7600 West 63rd Street, Summit, Illinois 60501.

     The attached notice of the Special Meeting and proxy statement describe the formal business to be transacted at the Special Meeting. Directors and officers of the Company will be present at the Special Meeting to respond to any questions from our stockholders.

     The only scheduled business of a Special Meeting shall be the approval and adoption of the Company's Amended and Restated Certificate of Incorporation.

     The board of directors of the Company has determined that the matters to be considered at the Special Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, the board of directors unanimously recommends a vote "FOR" the matters to be considered.

     Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

     On behalf of the board of directors and all of the employees of the Company and its subsidiaries, I wish to thank you for your continued support. We appreciate your interest.

                                    Sincerely yours,


                                    /s/ John G. Yedinak
                                    John G. Yedinak
                                    Chairman of the Board
                                     of Directors

                               Argo Bancorp, Inc.
                              7600 West 63rd Street
                             Summit, Illinois 60501
                                 (708) 496-6010

                             ----------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           To Be Held On July 15, 1998

                             ----------------------


     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Argo Bancorp, Inc. (the "Company") will be held on July 15, 1998 at 3:00 p.m., at 7600 West 63rd Street, Summit, Illinois 60501

     The Special Meeting is for the purpose of considering and voting upon the following matters:

          1. To consider and vote upon (as separate proposals) the adoption and approval of amendments to the Company's Certificate of Incorporation, as more fully described in the accompanying Proxy Statement, which will (i) increase the number of authorized shares of Common Stock from 4,500,000 to 9,000,000 and the number of authorized shares of Preferred Stock from 500,000 to 1,000,000, as well as remove the four distinct classes of common stock to create one class of common stock; (ii) move from the Certificate of Incorporation to the Bylaws the notice provisions for stockholder nominations and proposals at annual or special meetings of stockholders and revise to provide for ninety days prior notice and to eliminate stockholder proposals of business at special meetings; (iii) provide that the size of the Board of Directors may be set solely by a two-thirds majority of the Board of Directors and eliminate maximum and minimum numbers of directors; (iv) provide that members of the Board of Directors may be removed by the stockholders only for cause; (v) increase the vote requirement for approval of certain business combinations to 70% of the voting power of all of the then-outstanding shares of Common Stock; (vi) permit the Board of Directors to consider the broader interests of the Company and of certain stakeholders in the Company beyond the holders of Common Stock in evaluating a proposed tender offer, merger proposal or sale of substantially all of the assets or properties of the

               Company; (vii) provide broader indemnification protection to directors, officers and employees of the Company; and (viii) make technical changes by removing certain obsolete provisions; and

          2. Such other matters as may properly come before the Special Meeting or any adjournments thereof.

     The board of directors has established June 15, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to vote at the Special Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Special Meeting will be available at Argo Federal Savings Bank, FSB, 7600 West 63rd Street, Summit, Illinois, 60501, for a period of ten days prior to the Special Meeting and will also be available at the meeting itself.


                                 By Order of the Board of Directors


                                 /s/ Frances M. Pitts
                                 Frances M. Pitts
                                 Secretary

Summit, Illinois
June 26, 1998

                               ARGO BANCORP, INC.

                               ------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                                  July 15, 1998

                               ------------------

Solicitation and Voting of Proxies

     This proxy statement is being furnished to stockholders of Argo Bancorp, Inc. ("Argo" or the "Company") in connection with the solicitation by the board of directors of the Company (the "Board of Directors" or "Board") of proxies to be used at the Special Meeting of Stockholders (the "Special Meeting") to be held on July 15, 1998, at 3:00 p.m., at 7600 West 63rd Street, Summit, Illinois 60501, and at any adjournments thereof. This proxy statement is first being mailed to stockholders on or about June 26, 1998.

     With respect to the proposals relating to the Company's Amended and Restated Certificate of Incorporation, the Board of Directors, which beneficially own 85.99% of the Company's outstanding Common Stock, have indicated their intention to vote "FOR" the proposals. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of Argo will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the adoption and approval of each of the proposals relating to the Company's Amended and Restated Certificate of Incorporation.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Special Meeting or any adjournments thereof.

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Special Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Company, Argo

Federal Savings Bank, FSB (the "Savings Bank") and On-Line Financial Services, Inc. ("On-Line"), without additional compensation therefor. Argo will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

     The securities which may be voted at the Special Meeting consist of shares of common stock of Argo ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Special Meeting except as described below.

     The close of business on June 15, 1998, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Special Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 497,644 shares.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the adoption and approval of each of the proposals relating to the Company's Amended and Restated Certificate of Incorporation, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. As provided under the Company's current certificate of incorporation, an affirmative vote of the holders of at least seventy (70%) percent of the shares of Common Stock outstanding and entitled to vote on a proposal is required to constitute stockholder approval of the proposal. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to a proposal will be counted as present and entitled to vote and shall have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, shares underlying broker non-votes are not counted as present and entitled to vote on a proposal and have no effect on the vote on the proposal.

     Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board, who will neither be employed by nor be a director of the Company or any of its affiliates.

Security Ownership of Certain Beneficial Owners

     The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock on the Record Date, as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission (the "SEC"), in accordance with Sections 13(d) or 13(g) of the securities Exchange Act of 1934, as amended ("Exchange Act") by such persons and groups. Other than those persons listed below, the Company is not aware of any person or group, as such term is defined in the Exchange Act, that owns more than 5% of the Common Stock as of the Record Date.


                                                           Amount and
                                                           Nature of
                       Name and Address of                 Beneficial              Percent of
 Title of Class          Beneficial Owner                  Ownership                 Class
----------------     -----------------------------     -----------------     ----------------------
Common Stock           John G. Yedinak                     244,762(1)                46.92%
                       1300 Hawthorne Lane
                       Hinsdale, Illinois 60521

Common Stock           The Deltec Banking                  124,411(2)                25.00%
                       Corporation, Limited
                       Deltec House
                       Lyford Cay
                       Nassau, Bahamas

Common Stock           Sergio Martinucci                   68,919(1)                 13.59%
                       5440 N. Paris
                       Chicago, Illinois 60656

Common Stock           Frances M. Pitts                    26,838(1)                 5.25%
                       6624 Greene Road
                       Woodridge, Illinois 60517

-------
(1) Includes shares set forth below under "Security Ownership of Management."

(2) On December 31, 1996, the Company entered into a Stock Purchase Agreement (the "Purchase Agreement") with The Deltec Banking Corporation Limited, a banking corporation organized under the laws of the Commonwealth of the Bahamas ("Deltec") whereby Deltec acquired 25% of the issued and outstanding shares of the Company as of that date at $38.00 per share for an aggregate purchase price of $4.2 million. The Purchase Agreement was entered into following the submission by Deltec of a Rebuttal of Control to the Office of Thrift Supervision ("OTS") and the execution by Deltec International, S.A., the parent of Deltec, of a Rebuttal Agreement with the OTS. Pursuant to the Purchase Agreement, the Company, Deltec and John G. Yedinak also entered into a stockholder agreement (the "Stockholder Agreement"). The Stockholder Agreement stipulates that any time that the Company proposes to issue and sell any additional shares of its Common Stock, it shall notify Deltec and shall offer to sell to Deltec concurrently with the issuance and sale of additional shares (including fractional shares) such number of shares so that Deltec will continue to own 25% of the outstanding shares of the Company's Common Stock. Generally, the additional shares offered and sold to Deltec pursuant to the Stockholder Agreement will be at a similar price and upon substantially the same terms and conditions as the other additional shares sold. Additionally, in the event that the Company purchases or otherwise acquires any of its outstanding shares of Common Stock, it shall offer to purchase from Deltec such number of shares that, after the purchase, Deltec will continue to own 25% of the outstanding shares of the Company's Common Stock. During the term of the Stockholder Agreement, and for so long as Deltec holds at least 15% of the Company's Common Stock, Deltec has the right to nominate one director to the Company's Board of Directors. The Stockholder Agreement also grants Deltec registration rights in respect of any shares of Common Stock that Deltec decides to sell. Furthermore, John G. Yedinak, the President and Chief Executive Officer of the Company has agreed that, during this time period, he will vote all shares of the Company's Common Stock owned by him for the nominee designated by Deltec. Finally, during the term of the Stockholder Agreement, Deltec has agreed to remain in compliance with the Rebuttal Agreement between Deltec and the OTS.

Security Ownership of Management

     The following table sets forth, as of the Record Date, the amount of Common Stock and the percent thereof beneficially owned by each director and the Named Executive Officers and all directors and executive officers as a group as of the Record Date.

                                                                     Amount
                                                                   and Nature      Ownership
                                                                  of Beneficial    at Percent
      Name                               Title(1)                 Ownership(2)      of Class
      ----                               --------                 -------------    ----------
 John G. Yedinak        Chairman of the Board, President
                        and Chief Executive Officer of            244,762(3)       46.92%
                        the Company, Vice Chairman and
                        Chief Executive Officer of the
                        Savings Bank

 Sergio Martinucci      Vice President and Director of            68,919(4)       13.59%
                        the Company, and Chairman of the
                        Board of the Savings Bank

 Donald G. Wittmer      Director                                   7,001(4)        1.39%

 Arthur E. Byrnes       Director                                 124,411(5)       25.00%

 Frances M. Pitts       Director, Executive Vice                  26,838(3)        5.25%
    .                   President and Secretary of the
                        Company; Senior Vice President,
                        General Counsel and Secretary of
                        the Savings Bank

 Stock ownership of all directors and    -                       473,507(6)       85.99%
 executive officers as a group (9
 persons)(5)

------------

(1) All directors, except Ms. Pitts and Mr. Byrnes, are directors of On-Line. All directors, except Ms. Pitts and Messrs. Wittmer and Brynes.
(2) Each person or relative of such person whose shares are included herein, exercises sole (or shared with spouse, relative or affiliate) voting or dispositive power as to the shares reported
(3) Includes 23,996 and 13,500 shares subject to options which are currently exercisable and which may be acquired by Mr. Yedinak and Ms. Pitts, respectively.
(4) Includes 9,500 and 6,000 shares subject to options which are currently exercisable and may be acquired by Mr. Martinucci and Mr. Wittmer, respectively.
(5) See "Security Ownership of Certain Beneficial Owners" for a further discussion of the ownership of Deltec.
(6) Includes 52,996 shares which are currently exercisable and 240 shares allocated to executive officers under the Company's Management and Recognition Plan ("MRP").


Directors' Compensation

     Directors' Fees. Directors of the Company are paid $700 monthly for attendance at meetings and for services rendered to the Company. Directors of the Savings Bank are paid $700 for attendance at monthly meetings of the Board, and are also compensated for service to and attendance at meetings of the committees of the Board on which they serve at the rate of $400 ($450 for the Chairman) for each committee meeting. The Chairman of each Board and each committee is compensated at a higher rate for attendance at monthly meetings and for duties performed during the month and the Secretary of each Board and of each committee also receives compensation for services, at the rate of $400. Directors of On-Line are paid $700 for attendance at monthly meetings of the Board.

     1998 Incentive Stock Option Plan. Each member of the Board of Directors who is not an officer or employee of the Savings Bank or the Company, is eligible to receive non-statutory stock options to purchase shares of Common Stock under the Company's 1998 Incentive Stock Option Plan ("Incentive Stock Option Plan"). As of the Record Date no options had been granted under the Incentive Stock Option Plan.

Executive Compensation

     Summary Compensation Table. The following table shows for the fiscal years ending December 31, 1997, 1996 and 1995, the cash compensation paid by the Company and its subsidiaries, the Savings Bank and On-Line, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and to the other executive officers of the Company who received total salary and bonus in excess of $100,000 in 1997 (the "Named Executive Officers").


                                      Annual Compensation             Long-Term Compensation
                                -------------------------------- ---------------------------------
                                                                         Awards          Payouts
                                                                 ----------------------- ---------
                                                         Other    Restricted  Securities               All Other
                                                        Annual      Stock       Under-      LTIP     Compensation
        Name and                 Salary      Bonus      Compen-    Award(s)     lying     Payouts         ($)
   Principal Officer     Year   ($)(1)(2)   ($)(3)      sation       ($)       Options/    ($)(5)
                                                       ($)(4)                  SARs(#)
 ----------------------- ------ ---------- ---------- ----------  ----------- ----------- ---------  --------------
 John G. Yedinak         1997    $359,804   $176,000     $--    $     --        --        None        $24,816(6)
   President and Chief   1996     320,336    200,998      --          --        --        None         58,451
   Executive Officer     1995     299,149    125,434      --      13,755        --        None         23,369
   of the Company and
   President and Chief
   Executive Officer
   of the Savings Bank

 Frances M. Pitts        1997    $144,615    $70,500    $--     $     --        --        None       $23,482(6)
   Executive Vice        1996     126,368     82,989     --           --        --        None        21,453
   President and         1995     117,348     46,201     --        5,000        --        None         9,945
   Secretary of the
   Company and Senior
   Vice President,
   General Counsel and
   Secretary of the
   Savings Bank

---------------------
(1) Includes amounts of salary deferred pursuant to the Savings Bank 401(k) Plan. Under the plan, participants may elect to have up to the lesser of 12% or $9,500 of annual compensation deferred for the plan year.
(2) Includes directors' fees received from the Company, the Savings Bank and On-Line with respect to Mr. Yedinak; and directors' fees and Secretary's fees received from the Company and the Savings Bank with respect to Ms. Pitts.
(3) Includes deferred bonus amounts as described under the "Employment Agreements" with respect to Mr. Yedinak and Ms. Pitts. Such bonuses were based upon the financial results of the Company for 1996 and 1995. No bonuses were paid for 1997.
(4) For 1997, 1996 and 1995, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the years; (b) payments of above market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(5) The Company does not maintain a long-term incentive plan and therefore, there were no payouts or awards under such plan.
(6) Includes $4,750 and $4,750 contributed by the Savings Bank pursuant to the 401(k) Plan for the account of Mr. Yedinak and Ms. Pitts, for the year ended December 31, 1997. Excludes $83,219 and $10,797 which represents the market value of premiums paid on supplemental policies covering life (with proceeds to be paid to the Company and the Bank) and long-term disability for Mr. Yedinak and Ms. Pitts for the year ended December 31, 1997. Includes $20,066 and $18,632, the market value of the allocations of shares made under the Employee Stock Ownership Plan for 1997.

     Employment Agreements. The Company and the Savings Bank (collectively the "Employer") entered into employment agreements ("Agreements") with each of Mr. Yedinak and Ms. Pitts (the "Executives"), effective November 1, 1996. The Savings Bank employment agreements provide for a three year term and, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the agreements for an additional year so that the remaining term shall be three years after conducting a performance evaluation of the Executives. In 1997, the Savings Bank Agreements were not extended and will expire, if not otherwise extended, on November 1, 1999. The Company Agreements provide for a five year term and shall be extended on a daily basis unless written notice of non-renewal is given by the Board of the Company. By notice dated December 22, 1997, the Executives were advised that the evergreen provision of the Agreements was terminated, and the Agreements will expire, if not otherwise extended, on December 22, 2002. Under the Agreements with each of the Executives, base compensation of $150,000 and $173,800 with respect to Mr. Yedinak, and $98,000 and $33,415 with respect to Ms. Pitts will be paid by each of the Savings Bank and the Company, respectively. The salary amounts under the Agreements may be increased at the discretion of the Board of Directors, or authorized committee of the Board, of each of the Company and the Savings Bank. The salary may not be decreased during the term of the Agreements without the prior written consent of the executive officer.

     Pursuant to the Agreements, in addition to the Executive's base compensation, an amount equal to 2% for Mr. Yedinak and 1% for Ms. Pitts of gross profits of each of the Company and Savings Bank shall be credited as additional compensation to the executive to be paid on the earlier of termination for other than cause, death or disability, the expiration of the Agreements, or annually on the anniversary date of the Agreements. The deferred amounts will be forfeited if the Executive is terminated prior to the anniversary date of the Agreements for any reason other than death or disability. No amounts were paid under this provision for 1997. The Agreements also provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The Agreements provide for termination by the Savings Bank or the Company for cause as defined in the Agreements at any time.

     In the event the Savings Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Savings Bank and the Company upon: (i) termination of employment other than for disability, retirement or cause or (ii) the Executive's resignation upon: (a) a failure to re-elect the Executive or his current offices or failure to nominate or renominate the Executive to the board;
(b) a material demotive change in the Executive's functions, duties or responsibilities; (c) a relocation of the Executive's principal place of employment by more than 30 miles; (d) a material reduction in benefits or perquisites being provided to the Executive under the Agreements; (e) liquidation or dissolution of the Savings Bank or the Company; or (f) a breach of the Agreements by the Savings Bank or the Company, the Executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the base salary increased annually by four percent (4.0%) due to the Executive for the remaining term of the Agreements and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Savings Bank or the Company during the remaining term of the Agreements. The Savings

Bank and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the Agreements.

     Under the Agreements, if voluntary or involuntary termination follows a change in control of the Savings Bank or the Company (as defined in the Agreements), the Executive or, in the event of the Executive's death, his beneficiary, would be entitled under the Company Agreements to a severance payment equal to five times the average of the three preceding taxable years' annual compensation. Under the Savings Bank Agreements, the Executive would be entitled to a severance payment equal to three times the Executive's average annual compensation for the five most recent taxable years. The Savings Bank and the Company would also continue the Executive's life, health, and disability coverage for sixty months. Notwithstanding that both the Savings Bank and the Company Agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. Any excise taxes due as a result of an "excess parachute payment" under the Company Agreements will be reimbursed under the Agreements. Based solely on the Salary and Bonus reported in the Summary Compensation Table for 1997 assuming all compensation was paid under the Company Agreements, and excluding any benefits under any employee plan which may be payable, following a change in control and termination of employment, Mr. Yedinak and Ms. Pitts would be entitled to severance payments of approximately $2,469,535 and $980,035, respectively.

     Payments to the Executive under the Savings Bank Agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Savings Bank. Payment under the Company Agreements would be made by the Company. The Agreements also provide that the Savings Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively.

     Management Recognition Plan and Trust. The MRP provides stock awards to officers and key employees. Awards made after June 1, 1995 are subject to performance goals and vest at a rate of 16.66% on the last day of each six month period following the date of grant.

     Stock Option Plans. On May 20, 1998 the Stockholders of the Company approved the Incentive Stock Option Plan. The Incentive Stock Option Plan provides for discretionary awards of options to purchase Common Stock to officers and key employees as determined by a committee of disinterested directors. As of the Record Date no options had been granted under the Incentive Stock Option Plan. All outstanding options to purchase common stock held by employees were granted under the Argo Bancorp, Inc. 1991 Employee Stock Option and Incentive Plan (the "1991 Stock Option Plan"). The following table provides certain information with respect to option exercises in the previous fiscal year by Named Executive Officers and the number of shares of Common Stock represented by outstanding stock options held by the Named Executive Officers as of December 31, 1997. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR END OPTION/SAR VALUES


                                                      Number of Securities                  Value of
                                                            Underlying               Unexercised In-the-Money
                                                       Unexercised Options                Options/SARs
                                                        at Fiscal Year End              at Fiscal Year-End
                      Shares                             (#)(1)(2)(3)(4)                     ($)(5)
                   Acquired on                     ------------------------------ -------------------------------
  Name               Exercise     Value Realized     Exercisable    Unexercisable   Exercisable     Unexercisable
----------        --------------- ---------------  --------------- -------------- ---------------  --------------
John G. Yedinak        23,997           $271,365      23,996(6)          --           $449,325           --

Frances M. Pitts           --                 --      13,500(7)          --           265,687            --

------------------------
(1) All options become 100% exercisable upon death, disability, retirement or a change in control, as defined generally under the 1991 Stock Option Plan. In addition, vesting of non-statutory options may be accelerated by a committee consisting of outside directors.
(2) The purchase price may be made in whole or in part through the surrender of previously held shares of common stock.
(3) Under limited circumstances, such as death, disability or normal retirement of an employee, the employee (or his beneficiary) may request that the Company, in exchange for the employee's surrender of an option, pay to the employee (or beneficiary) the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the employee's termination of employment. It is within the company's discretion to accept or reject such a request.
(4) Options are subject to limited (SAR) rights pursuant to which the options, to the extent outstanding for at least six months, may be exercised in the event of a change in control of the Company. Upon the exercise of a limited right, the optionee would receive a cash payment equal to the difference between the exercise price of the related option on the date of grant and the fair market value of the underlying shares of Common Stock on the date the limited right is exercised.
(5)  The price of the Common Stock on December 31, 1997 was $34.125.
(6) The exercise price for 23,996 options is $15.40. The exercise price includes a 10% premium applicable to controlling shareholders.
(7) The exercise price for 12,500 options is $14.00 and the exercise price for 1,000 options is $20.00.

Indebtedness of Management and Transactions with Certain Related Persons

     The Savings Bank has adopted a policy which requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

PROPOSAL: ADOPTION AND APPROVAL OF THE COMPANY'S AMENDED AND RESTATED
             CERTIFICATE OF INCORPORATION

     The Board of Directors unanimously has determined that certain amendments to the Company's Certificate of Incorporation and Bylaws are advisable and has unanimously voted to recommend them to the Company's stockholders for adoption and approval at the Special

Meeting. With respect to the proposals relating to the Company's Amended and Restated Certificate of Incorporation, the Board of Directors, which beneficially own 85.99% of the Company's outstanding Common Stock, have indicated their intention to vote "FOR" the proposals. Stockholders are being asked to adopt and approve each of these proposed amendments which will be set forth in the Company's Amended and Restated Certificate of Incorporation. The purposes and effects of the amendments are set forth below, followed by a more detailed description of each amendment and how it would operate. While the Board of Directors believes that on balance these proposals are in the best interest of shareholders and the Company, adoption of these amendments may have certain detriments to shareholders. See "--Negative Effects of the Proposals."

     The text of the Amended and Restated Certificate of Incorporation is attached to this Proxy Statement as Exhibit A. The statements made in this proxy statement with respect to the Amended and Restated Certificate of Incorporation should be read in conjunction with and are qualified in their entirety by reference to Exhibit A.

 Positive and Negative Effects of the Proposals

     The amendments, as discussed below, may have certain antitakeover effects. The following section discusses the general consequences to stockholders of these amendments and should be read in conjunction with the individual discussions with respect to each amendment.

     The Company is amending its Certificate of Incorporation in contemplation of declaring a stock split and undertaking a proposed offering of common stock and a dividend of preferred stock. The terms of such actions have yet to be finalized and there can be no assurance that any or all of these transactions will take place. Further, the Company believes it has sufficient number of authorized shares to be able to effectuate these transactions, without a stock-split, regardless of whether the proposed amendments are approved. Therefore, the amendments are being proposed to provide the Company with greater flexibility in the future with respect to stock splits, stock dividends financing transactions and other general corporate actions.

     The amendments, if approved, will: (i) increase the number of authorized shares of Common Stock from 4,500,000 to 9,000,000 and the number of authorized shares of Preferred Stock from 500,000 to 1,000,000, as well as remove the four distinct classes of common stock to create one class of common stock ; (ii) move from the Certificate of Incorporation to the Bylaws the notice provisions for stockholder nominations and proposals at annual or special meetings of stockholders and revise to provide for ninety days prior notice and to eliminate stockholder proposals of business at special meetings; (iii) provide that the size of the Board of Directors may be set solely by a two-thirds majority of the Board of Directors and eliminate maximum and minimum numbers of directors; (iv) provide that members of the Board of Directors may be removed by the stockholders only for cause; (v) increase the vote requirement for approval of certain business combinations to 70% of the voting power of all of the then-outstanding shares of

Common Stock; (vi) permit the Board of Directors to consider the broader interests of the Company and of certain stakeholders in the Company beyond the holders of Common Stock in evaluating a proposed tender offer, merger proposal or sale of substantially all of the assets or properties of the Company; (vii) provide broader indemnification protection to directors, officers and employees of the Company and (viii) make technical changes by removing certain obsolete provisions.

     Positive Effects of the Proposals. The amendments to the Certificate of Incorporation are not in response to any effort, of which the Company is aware, to accumulate shares of Common Stock or to obtain control of the Company. The Board of Directors has observed the relatively common use of certain coercive takeover tactics in recent years, including the accumulation of substantial common stock positions as a prelude to a threatened takeover or corporate restructuring, proxy fights and partial tender offers and the related use of "two-tiered" pricing. In addition, persons who do not intend to gain control of companies use the threat of takeover bids to force the companies to repurchase their shares at a premium or temporarily drive up the market price of their stock. The Board of Directors believes that the use of these tactics can place undue pressure on a corporation's board of directors and stockholders to act hastily and on incomplete information and, therefore, can be highly disruptive to a corporation as well as divert valuable corporate resources and result in unfair differences in treatment of stockholders who act immediately in response to announcement of takeover activity and those who choose to act later, if at all. The amendments are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's-length negotiations with the Board of Directors.

     Negative Effects of the Proposals. While the amendments, individually and collectively, give added protection to the Company's stockholders and may help the Company obtain the best price in a potential transaction, they may also have the effect of making more difficult and discouraging a merger, tender offer or proxy contest, even if such a transaction or event may be favorable to the interests of some or all of the Company's stockholders. The amendments may also delay the assumption of control by a holder of a large block of shares and the removal of incumbent management, even if such removal might be beneficial to some or all of the stockholders. Furthermore, the amendments may have the effect of deterring or frustrating certain types of future takeover attempts that may not be approved by the incumbent Board of Directors, but that the holders of a majority of the Common Stock may deem to be in their best interests or in which some or all of the stockholders may receive a substantial premium over prevailing market prices for their Common Stock. By discouraging takeover attempts, the amendments also could have the incidental effect of inhibiting certain changes in management (some or all of the members of which might be replaced in the course of a change of control) and also the temporary fluctuations in the market price of Common Stock that often result from actual or rumored takeover attempts.

     The Board of Directors recognizes that a takeover might, in some circumstances, be beneficial to some or all of the Company's stockholders, but nevertheless believes that the stockholders as a whole will benefit from the adoption of the amendments. The Board of Directors further believes that it is preferable to act on the proposed amendments when they can be considered carefully rather than hastily during an unsolicited bid for control. Pursuant to the provisions of the Certificate of Incorporation, the adoption of the Amended and Restated Certificate of Incorporation must be approved by the affirmative vote of the holders of not less than 70% of the outstanding shares of Common Stock entitled to vote thereon. All of the proposed amendments are permitted by Delaware law.

     If the stockholders approve the Amended and Restated Certificate of Incorporation, the Company will file with the Secretary of State of the State of Delaware the Amended and Restated Certificate of Incorporation in substantially the form attached hereto. The Amended and Restated Certificate of Incorporation will become effective upon the filing with the Secretary of State.

     Stockholders are urged to read carefully the following descriptions and discussions of each of the proposed amendments before voting on the Proposal.

Existing Defenses

     The following represent the existing provisions of the Company's Certificate of Incorporation and Bylaws which could have an antitakeover effect against persons seeking to take control of the Company and that are not proposed to be amended at the Special Meeting. Other than these provisions and the proposed amendments, no other antitakeover provisions are currently contemplated by the Board of Directors.

     The Board of Directors is currently divided into three classes, with each class serving terms of three years in staggered succession. The staggered terms prevent the stockholders from voting on the election of more than one class of directors at each annual meeting and thus may delay a change in control of the Company or deter a bid for control of the Company. The effect of the classified board is that it could take two as opposed to one annual meeting of stockholders for persons seeking a takeover of the Company to achieve majority control of the members of the Board of Directors.

     The Company's Certificate of Incorporation does not provide for cumulative voting. As a result, in order to be assured of representation on the Company's Board of Directors, a stockholder must control the votes of a majority of the votes present and voting at a stockholder meeting at which a quorum is present. The absence of cumulative voting requires a person seeking a takeover to acquire a substantially greater number of shares to be assured of representation on the Board of Directors than would be necessary were cumulative voting available.

     The Company's Certificate of Incorporation provides that actions required or permitted to be taken at any annual or special meeting of the stockholders may be taken only upon the vote of the stockholders at a meeting duly called and may not be taken by written consent of the stockholders. This provision ensures that all stockholders would have advance notice of any attempted major corporate action by stockholders, and that all stockholders would have an equal opportunity to participate at the meeting of stockholders where such action was being considered. The provision encourages a potential acquiror to negotiate directly with the Board of Directors. Such a provision could be characterized as increasing management's and the Board of Directors' ability to retain their positions with the Company and to resist a transaction which may be deemed advantageous by even a majority of the stockholders. Persons attempting a takeover bid could be delayed or deterred by not being able to propose a transaction at a time advantageous for them.

Amendment to Increase the Number of Authorized Shares

     As of the Record Date, June 15, 1998, there were 497,644 shares of Common Stock outstanding. In addition, 52,996 shares were reserved for issuance upon the exercise of outstanding options under the Company's stock option plans, which leaves a total of 3,949,360 shares of authorized Common Stock available for other corporate purposes. None of the 500,000 shares of Preferred Stock authorized by the Certificate of Incorporation are outstanding. The Board of Directors is proposing to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 9,000,000 and the number of authorized shares of Preferred Stock to 1,000,000. Additionally, classes B, C and D of the Common Stock, none of which have outstanding shares, will be removed and there will be only one class of Common Stock.

     The additional 4.5 million shares of Common Stock would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock currently outstanding. If the Amended and Restated Certificate of Incorporation is approved, the Board of Directors will be empowered, without the necessity of further action or authorization by the stockholders (unless otherwise required by applicable law or regulations) to cause the Company to issue, from time to time, the 4.5 million additional shares of Common Stock on such terms as it may determine. The holders of the Common Stock have no preemptive rights to purchase or otherwise acquire any shares of Common Stock or Preferred Stock that may be issued in the future.

     The increase in the number of shares of Common Stock is intended to ensure that there will be a sufficient number of authorized but unissued shares available in the future for general corporate purposes, including for issuance by the Company in connection with any financing transactions.

     The issuance of shares of Preferred Stock or shares of Common Stock under some circumstances could be disadvantageous to current stockholders, because to do so would dilute their percentage ownership interest in the Company. In addition, the issuance of the shares of Preferred Stock or Common Stock could be used by incumbent management to impede, and thereby discourage, an attempt to acquire control of the Company, even though some or all of the stockholders of the Company may deem such an acquisition to be desirable. For example, the shares could be placed with purchasers who might support the Board of Directors in opposing a hostile takeover bid. The Delaware General Corporation Law ("DGCL") permits the issuance of classes of shares with voting rights under which a majority vote of the holders of each class, voting separately, is required to approve a merger. Shares of Preferred Stock could be issued with such rights which could make approval of a merger more difficult. The issuance of new shares of Common Stock could also be used to dilute the stock ownership and voting power of a third party seeking to effect a merger, sale of assets or similar transaction. In the event and to the extent the proposed amendment facilitates such actions, it could serve to perpetuate incumbent management and the Board of Directors.

Amendment to Move Notice Provisions for Stockholder Meetings to Bylaws

     The Certificate of Incorporation currently provides that nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the Board of Directors or by any stockholder of the Company entitled to vote generally in the election of directors who complies with the procedure outlined therein. A stockholder must provide notice of such nominations and/or proposals not less than thirty nor more than sixty days prior to such meeting; provided, however, that if less than thirty-one days notice of the meeting is given to stockholders, such nominations and/or proposals must be submitted no later than the tenth day following the day on which notice of the meeting was mailed to stockholders.

     The Board of Directors has proposed to eliminate this provision from the Certificate of Incorporation and to adopt a substantially similar provision in the Bylaws. The period for notice in the Bylaw provision would be increased from no less than thirty days nor more than sixty days prior to the meeting to no less than ninety days prior to the meeting; provided, however, that if less than one hundred days notice of the meeting is given to stockholders, such notice of nominations and/or proposals must be submitted no later than the tenth day following such notice.

     Additionally, the proposed Bylaw provision would eliminate the ability of a stockholder to propose business for consideration at a special meeting of stockholders.

     While this amendment does not give the Board of Directors any power to approve or disapprove of a stockholder nomination or proposal of new business, it will preclude a stockholder nomination and/or proposal from the floor or by other means at a special meeting if the proper procedures are not followed. Accordingly, the amendment could prevent stockholder nominations or proposals which may be favored by a majority of stockholders. Although the Board of Directors does not believe that the amendment will have a significant impact on nay attempt by a third party to obtain control of the Company, it is possible that the amendment may deter a third party from conducting a solicitation of proxies to elect its own slate of directors or from raising proposals that attempt to obtain control of the Company or effect a change in the Company's management, irrespective of whether such actions would be beneficial to stockholders generally. Additionally, the elimination of the ability of stockholders to propose business at a special meeting may serve to deter third parties from making proposals in opposition to the business proposed by management or the Board of Directors to be considered at a special meeting. Finally, by moving the notice provisions to the Bylaws, the Board of Directors will be empowered to amend such provisions without stockholder approval, and thus it is possible that the Board of Directors would, in the future, determine to amend such provisions in such a manner that would impair the ability of a third party to seek to obtain control of the Company or effect a change in the Company's management.

Amendment to Permit Board of Directors to Fix the Number of Directors

     The Certificate of Incorporation currently provides that number of directors composing the Board of Directors shall be a minimum of five and a maximum of twenty-five, as set by a vote of at least two-thirds of the directors then in office. The amendment will remove the minimum and maximum, leaving the number of directors to the sole discretion of the Board of Directors.

     This amendment will permit the Board of Directors to increase the size of the Board to above twenty-five members or to reduce it to below five members. While the Board of Directors does not currently anticipate changing the size of the Board to fall outside those limits, having such an ability will help promote the continuity of management that the classified Board of Directors provides and thereby may enhance the ability of the Company to carry out long-range plans and goals for its benefit and the benefit of its stockholders. Persons attempting a takeover bid could be delayed or deterred by not being able to procedurally obtain control of the Board of Directors due to the elimination of open seats or due to the creation of additional directorships by the Board of Directors, which could also serve to perpetuate current management.

Amendment to Provide that Directors Be Removable by the Stockholders Only For Cause

     Once a company has a classified board of directors, as the Company does, the DGCL prohibits stockholders from removing members of a classified board of directors without cause before the expiration of their respective terms unless the Certificate of Incorporation specifies otherwise. Currently, the Certificate of Incorporation provides that any Director, or the entire Board of Directors, may be removed, at any time, by the affirmative vote of the holders of at least 70% of the outstanding shares of Common Stock entitled to vote generally in the election of directors cast at meeting of the stockholders called for that purpose. The proposed amendment generally would provide that any Director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 70% of the voting power of all of the then-outstanding shares of Common Stock entitled to vote generally in the election of Directors.

     In conjunction with the Company's presently existing classified Board of Directors, the proposed amendment should render more difficult an attempt to acquire control of the Company without the approval of the Company's management. The amendment would make it impossible for someone who acquires voting control of the Company to remove immediately the incumbent directors who may oppose such person and to replace them with more friendly directors, and will instead require such person to replace incumbent directors as their terms expire over a period of up to three years, unless cause exists for such removal. This amendment would protect the continuity of the Board of Directors and thereby enhance the ability of the Company to carry out long-range plans and goals for its benefit and the benefit of its stockholders.

     Stockholders should recognize, however, that the amendment will also make more difficult the removal of a director in circumstances which do not constitute a takeover attempt and where, in the opinion of the holders of 70% of the Company's outstanding Common Stock, such removal is appropriate, but where no cause exists. Moreover, the proposed amendment may have the effect of delaying an ultimate change in existing management which might be desired by a majority of the stockholders.

     The inability to remove directors other than for cause may have the effect of discouraging potential unfriendly bids for the Common Stock of the Company because of the delay it could cause in replacing board members.

Amendment to Increase the Vote Requirement for Approval of Certain Business Combinations

     Currently, the Certificate of Incorporation requires the approval of at least 51% of the outstanding shares entitled to vote thereon, and a majority of the outstanding shares entitled to vote thereon, not including shares held by a "Related Person," as defined therein, to approve certain "Business Combinations" with a Related Person. Under Delaware law, absent this provision, business combinations, including mergers, consolidations and sales of all or substantially all of the assets of a corporation must, subject to certain exceptions, be approved by the vote of the holders of only a majority of the outstanding shares of the corporation. Under the Certificate of Incorporation, the approval outlined above is required unless the Business Combination is approved by a majority of those members of the Company's Board of Directors who are unaffiliated with the Related Person and were Directors prior to the time when the Related Person became a Related Person. In such a case, only the affirmative vote of a majority of the outstanding shares is required.

     The Board of Directors is proposing to amend this provision to increase the required approval to 70% of the outstanding shares entitled to vote thereon to approve a "Business Combination" with an "Interested Stockholder," as defined in the Amended and Restated Certificate of Incorporation. Additionally, the amendment would require only the affirmative vote of a majority of the outstanding shares if the proposed transaction meets certain conditions set forth therein which are designed to afford the stockholders a fair price in consideration for their shares. A Related Person and an Interested Stockholder are generally defined to be a person or an affiliate of a person who owns 10% or more of the Company's Common Stock.

     This provision should encourage persons interested in acquiring the Company to negotiate in advance with the Board of Directors since the higher stockholder voting requirements imposed would not be invoked if such person, prior to acquiring 10% of the Company's Common Stock, obtains the approval of the Board of Directors for such stock acquisition or the proposed business combination transaction. In the event of a proposed acquisition of the Company, the Board of Directors believes that the interests of the Company's stockholders will be served by a transaction that results from negotiations based upon careful consideration of the proposed terms, such as the availability of the benefits of the transaction to all stockholders, the price to be paid to stockholders (including minority stockholders), the form of consideration paid and the tax effects of the transaction.

     In addition, this provision should tend to prevent certain of the potential inequities of business combinations which are part of a "two-tier" transaction. Any merger, consolidation, or similar transaction following a partial tender offer not approved by the Board of Directors would have to be approved by 70% of the remaining shares of Common Stock.

     This provision may have the effect of preventing changes in management of the Company and could make it more difficult to accomplish transactions which the Company's stockholders may otherwise deem to be in their best interests. Directors and executive officers of the Company currently have the potential to control approximately 85.44% of the Company's Common Stock, thereby enabling them to prevent the approval of transactions requiring the approval of at least 70% of the Company's outstanding shares of voting stock outlined above.

Amendment to Permit Board of Directors to Consider Broader Interests in Evaluating Offers

     The Board of Directors has proposed adding a provision to the Certificate of Incorporation that will permit the Board of Directors, when evaluating any offer of another person to (i) make a tender or exchange offer for any equity security of the Company, (ii) merge or consolidate the Company with another corporation or entity or (iii) purchase or otherwise acquire all or substantially all of the properties or assets of the Company, may, in connection with the exercise of its judgment in determining what is in the best interests of the Company, its subsidiaries and stockholders, give due consideration to all relevant factors, including, without limitation, the social and economic effects of acceptance of such offer on the Company's customers and the Bank's present and future account holders, borrowers and employees; on the communities in which the Company and the Bank operate or are located; and on the ability of the Company to fulfill its corporate objectives as a savings and loan holding company and on the ability of the Bank to fulfill the objectives of a federally chartered savings bank under applicable law and regulations. However, no assurances can be given that a court applying Delaware law would enforce the foregoing provision in the Certificate of Incorporation.

     By having these standards in the Certificate of Incorporation of the Company, the Board of Directors may be in a stronger position to oppose such a transaction if the Board of Directors concludes that the transaction would not be in the best interests of the Company, even if the price offered is significantly greater than the then-market price of any equity security of the Company. This may have the effect of discouraging a future takeover attempt which is not approved by the Board of Directors but which individual stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over then current market prices. As a result, stockholders who might desire to participate in such a transaction may not have the opportunity to do so. Such a provision may also render the removal of the current Board of Directors or management more difficult.

Amendments Without Antitakeover Effect

     In addition to the amendments discussed above, the Board of Directors has recommended several amendments to the Certificate of Incorporation that do not have antitakeover effects. These amendments are discussed below.

     Amendment to Indemnification Provisions. The Company's Certificate of Incorporation currently provides that Directors, Officers and employees may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company--a "derivative action"), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard of care is applicable in the case of derivative actions, except that indemnification extends only to expenses (including attorneys' fees) incurred in connection with defense or settlement of such an action. The Company is authorized to advance expenses to Directors, Officers or employees upon the Company's receipt of an undertaking by such person to repay the advance in the event of a specific determination that such person was not entitled to indemnification.

     The Certificate of Incorporation requires court approval before there may be any indemnification where the person seeking indemnification has been found liable to the Company in a derivative action by reason of the fact that he is or was a Director, Officer or employee of the

Company. However, the termination of any proceeding (other than a derivative action) by judgment, order, settlement, conviction or upon a plea of nolo contendere does not create a presumption adverse to the Director, Officer or other person.

     While the provisions of the Certificate of Incorporation currently provide indemnification to the fullest extent permissible under Delaware law, the Board of Directors has determined that it is in the best interests of the Company for the Certificate of Incorporation to specifically incorporate Delaware law, and to provide that in the event of any future amendment to Delaware law on indemnification, the right to indemnification shall be adjusted to the extent that such amendment permits the Company to provide broader indemnification rights than prior to such amendment. The amendment to the Certificate of Incorporation also provides that if the Company does not pay a proper claim for indemnification in full within 30 days after a written claim for such indemnification is received by the Company, the amendment authorizes the claimant to bring a suit against the Company and prescribes what does and does not constitute a defense to such action.

     Although the indemnification provisions contained in the Amended and Restated Certificate of Incorporation are not specifically intended to provide indemnification of officers and directors for violations of the Securities Act of 1933, as amended, it is conceivable that such a claim for indemnification could be asserted thereunder. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

     The indemnification provisions in the Amended and Restated Certificate of Incorporation have been included in recognition of the need to protect Directors and Officers of the Company so as to attract and retain the best personnel available. In light of the complexities and pressures placed on directors of publicly-held corporations, and especially companies involved in the complex and rapidly-changing financial services industry, the Board of Directors believes that the time, efforts and talent of Officers and Directors of the Company and its subsidiaries should be directed toward managing the Company's business, rather than being forced to act defensively out of concern over costly personal litigation. By including these indemnification provisions, and ensuring that they provide the maximum protection available under Delaware law, Directors and Officers of the Company will have the assurance that they will be indemnified for actions taken in good faith and in a manner believed to be in the best interests of the Company.

     Technical Amendments. The Board of Directors is also recommending several amendments to remove provisions of the Certificate of Incorporation that are outdated or are obsolete. These amendments will not materially affect the rights of stockholders. These amendments include removing the name and address of the incorporator of the Company, removing the provision relating to repurchase of stock and removing the provision setting a five year prohibition on the acquisition of 10% or more of the Company's Common Stock, which five-year period has expired. All of the technical amendments are permissible under Delaware law, and have been deemed by the Board of Directors to be in the best interests of stockholders.

     Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" each of the proposals relating to the Company's Amended and Restated Certificate of Incorporation.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL AND ADOPTION OF EACH OF THE PROPOSALS RELATING TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

                             ADDITIONAL INFORMATION

Stockholder Proposals

     To be considered for inclusion in the proxy statement and proxy relating to the Annual Meeting of Stockholders to be held in 1999, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, not later than December 5, 1998. Any such proposal will be subject to 17 C.F.R. (S) 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at a Special or Annual Meeting

     The Bylaws of the Company provide an advance notice procedure for certain business to be brought before a meeting of stockholders. In order for a stockholder to properly bring business before a special or annual meeting, the stockholder must give written notice to the Secretary of the Company not less than thirty (30) days nor more than sixty (60) days prior to such annual meeting, provided, however, that if less than thirty-one days' notice of the special or annual meeting is given to stockholders, notice by the stockholder shall be delivered to the Secretary of the Company not later than the close of the tenth (10) day following the day on which notice of the special or annual meeting was mailed to stockholders. The notice must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the special or annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to a special or annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

     The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than as stated in the Notice of Special Meeting of Stockholders. If, however, other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Special Meeting, you are urged to return your proxy promptly. If you are present at the Special Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Special Meeting.

                           By Order of the Board of Directors
                           /s/ Frances M. Pitts
                           Frances M. Pitts
                           Secretary

Summit, Illinois
June 26, 1998


     YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                  [FRONT SIDE]

                                 REVOCABLE PROXY
                               ARGO BANCORP, INC.
                         SPECIAL MEETING OF STOCKHOLDERS

                                  July 15, 1998
                             3:00 p.m. Central Time

     The undersigned hereby appoints the official proxy committee of the Board of Directors of Argo Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held on July 15, 1998 at 3:00 p.m. Central Time, at 7600 West 63rd Street, Summit, Illinois, and at any and all adjournments thereof, as follows:

     1. The adoption and approval of amendments to the Company's Certificate of Incorporation which will:

          (i) increase the number of authorized shares of Common Stock from 4,500,000 to 9,000,000 and the number of authorized shares of Preferred Stock from 500,000 to 1,000,000, as well as remove the four distinct classes of common stock to create one class of common stock;

                  FOR               AGAINST               ABSTAIN
                  ---               -------               -------

                  [_]                 [_]                   [_]

          (ii) move from the Certificate of Incorporation to the Bylaws the notice provisions for stockholder nominations and proposals at annual or special meetings of stockholders and revise to provide for ninety days prior notice and to eliminate stockholder proposals of business at special meetings;

                  FOR               AGAINST               ABSTAIN
                  ---               -------               -------

                  [_]                 [_]                   [_]

          (iii) provide that the size of the Board of Directors may be set solely by a two-thirds majority of the Board of Directors and eliminate maximum and minimum numbers of directors;

                  FOR               AGAINST               ABSTAIN
                  ---               -------               -------

                  [_]                 [_]                   [_]

          (iv) provide that members of the Board of Directors may be removed by the stockholders only for cause;

                  FOR               AGAINST               ABSTAIN
                  ---               -------               -------

                  [_]                 [_]                   [_]

          (v) increase the vote requirement for approval of certain business combinations to 70% of the voting power of all of the then-outstanding shares of Common Stock;

                  FOR               AGAINST               ABSTAIN
                  ---               -------               -------

                  [_]                 [_]                   [_]

          (vi) permit the Board of Directors to consider the broader interests of the Company and of certain stakeholders in the Company beyond the holders of Common Stock in evaluating a proposed tender offer, merger proposal or sale of substantially all of the assets or properties of the Company;

                  FOR               AGAINST               ABSTAIN
                  ---               -------               -------

                  [_]                 [_]                   [_]

          (vii) provide broader indemnification protection to directors, officers and employees of the Company; and

                  FOR               AGAINST               ABSTAIN
                  ---               -------               -------

                  [_]                 [_]                   [_]


          (viii) make technical changes by removing certain obsolete provisions.

                  FOR               AGAINST               ABSTAIN
                  ---               -------               -------

                  [_]                 [_]                   [_]


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

                                   [BACK SIDE]

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR the proposals listed. If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and of a Proxy Statement dated relating to this meeting.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                         Dated:
                                                  ------------------------------


                                                  ------------------------------
                                                  SIGNATURE OF STOCKHOLDER


                                                  ------------------------------
                                                  SIGNATURE OF STOCKHOLDER

                       --------------------------------


            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                      IN THE ENCLOSED POSTAGE-PAID ENVELOPE